UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 2, 2006 (October 30, 2006)
VERTICAL BRANDING, INC.
(Exact name of registrant as specified in its charter)
Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
271 North Ave. - Suite 520 - New Rochelle, NY 10801
(Address of principal executive offices & zip code)

Registrant's telephone number, including area code:  (914) 636 - 3432

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements
Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the Company's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements". All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render our products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause our actual results to differ from management's current expectations are contained in our filings with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Company filed a Certificate of Amendment to its  Certificate  of  Incorporation, as amended,  (the  "Amendment")  with the Secretary  of State of the State of Delaware that was  effective as of October 30, 2006.  The Amendment was filed to increase the authorized common stock of the Company from 40,000,000 shares to 100,000,000 shares.

In addition, the Company filed the Amendment to change its name from MFC Development Corp. to Vertical Branding, Inc.  As a result of the name change, the trading symbol for the company's common stock which is quoted on the OTC Bulletin Board will be changed in the next few days, and the CUSIP number of its common stock was changed to 92534X 10 9. The name change does not affect the rights of the company's stockholders and current stockholders will not be required to turn in their stock certificates for new certificates. The Amendment was approved by both the Board of Directors and a majority of stockholders of the Company and distributed to stockholders in an information statement.

The Amendment is attached hereto as Exhibit 3.1.

Item 8.01 Other Events.
On October 31, 2006, the company issued a press release announcing that it had completed the name change from MFC Development Corp. to Vertical Branding, Inc.

Item 9.01 Financial Statements and Exhibits.

(d)
Exhibits

The following exhibit is filed with this report:

EX-3.1	Amendment to Certificate of Incorporation
EX-99.1	Press release dated October 31, 2006 entitled "MFC Development Corp. Announces Corporate Name Change to Vertical Branding, Inc."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL BRANDING, INC.
Date: November 2, 2006	By:	/s/ Victor Brodsky
Victor Brodsky Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)